Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Kent Coker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Period Report of Somera Communications, Inc. on Form 10-Q for the quarter ended June 30, 2006 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Period Report of Somera Communications, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ Kent Coker
	Name:	Kent Coker
Title: Chief Financial Officer and Corporate Secretary (Principal Financial Officer)
Date: August 9, 2006